VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited)

Shares		Value

Private Investment Funds(a) - 70.3%

	Diversified - 70.3%
32,131,871	AMP Capital Diversified Infrastructure Trust	$26,648,302
—	AMP Capital Infrastructure Debt Fund III(b)	21,713,946
11,381	Blackstone Infrastructure Partners LP	11,100,000
136,065	BTG Pactual Open Ended Core US Timberland Fund LP(c)(d)	161,364,718
—	Ceres Farmland Holdings LP(e)(f)	124,196,600
24,112,380	Global Diversified Infrastructure Fund	42,071,281
49,114	Hancock Timberland and Farmland Fund LP(e)	51,352,924
146,377	Harrison Street Social Infrastructure Fund LP(e)	164,408,346
68,494	IFC Core Farmland Fund LP(d)(g)	69,872,127
—	IFM Global Infrastructure Fund (Offshore) LP(h)	55,530,000
—	IFM US Infrastructure Debt Fund, LP(i)	14,133,055
57,034,452	IIF Hedged LP	55,338,818
80,774	Jamestown Timberland Fund(d)(g)	93,036,336
13,969	Nuveen - Global Farmland Fund	13,686,210
—	RMS Evergreen Forestland Fund LP(e)(j)	78,205,600
23,837	UBS AgriVest Farmland Fund, Inc.(e)	47,781,425
67,076	US Core Farmland Fund LP(d)(g)	81,303,576
—	Versus Capital Real Assets Sub-REIT LLC(d)(k)(l)(m)	38,643,744
—	Versus Capital Real Assets Sub-REIT II LLC(d)(k)(l)(m)	62,099,075

	Total Private Investment Funds	1,212,486,083

	(Cost $1,131,927,987)

Common Stocks - 15.7%
	Agricultural Biotech - 0.2%
64,692	Corteva, Inc.	2,504,874

	Agricultural Chemicals - 0.2%
45,947	CF Industries Holdings, Inc.	1,778,608
44,616	Nutrien, Ltd.	2,148,707

		3,927,315

	Agricultural Operations - 0.2%
38,851	Archer-Daniels-Midland Co.	1,958,479
31,673	Bunge, Ltd.	2,077,115

		4,035,594

	Airport Development/Maintenance - 1.3%
42,500	Flughafen Zurich AG (m)	7,498,763
45,600	Fraport AG Frankfurt Airport Services Worldwide (m)	2,751,189
569,079	Grupo Aeroportuario Del Pacifico SAB de CV (m)	6,348,679
1,199,768	Sydney Airport (m)	5,938,638

		22,537,269

	Building & Construction-Miscellaneous - 0.3%
176,558	Ferrovial SA	4,881,914
15,489	Louisiana-Pacific Corp.	575,726

		5,457,640

	Building Production-Wood - 0.0%
14,447	Stella-Jones, Inc.	525,263

	Building-Heavy Construction - 0.5%
55,652	Cellnex Telecom SA, 144A	3,342,068
15,971,700	China Tower Corp., Ltd., 144A	2,350,098
218,313	Infrastrutture Wireless Italiane SpA, 144A	2,646,495

		8,338,661

Shares		Value

	Chemicals-Diversified - 0.1%
16,121	FMC Corp.	$1,852,787

	Containers-Paper/Plastic - 0.3%
72,169	Graphic Packaging Holding Co.	1,222,543
182,700	Klabin SA	931,052
6,501	Packaging Corp. of America	896,553
9,663	SIG Combibloc Group AG	224,987
13,964	Sonoco Products Co.	827,367
21,731	Westrock Co.	945,950

		5,048,452

	Electric-Distribution - 0.4%
53,200	Sempra Energy	6,778,212

	Electric-Generation - 0.2%
249,100	Engie SA (m)	3,818,706

	Electric-Integrated - 4.5%
90,808	Ameren Corp.	7,088,472
71,100	American Electric Power Co., Inc.	5,920,497
346,086	CLP Holdings, Ltd.	3,200,134
92,646	CMS Energy Corp.	5,652,332
101,900	Duke Energy Corp.	9,329,964
392,712	Enel SpA	3,995,741
65,163	Entergy Corp.	6,505,874
216,248	FirstEnergy Corp.	6,619,351
208,276	NextEra Energy, Inc.	16,068,493
745,399	PG&E Corp. (m)	9,287,672
101,678	RWE AG	4,301,718

		77,970,248

	Energy-Alternate Sources - 0.1%
163,900	Sao Martinho SA	863,329

	Fisheries - 0.2%
5,733	Bakkafrost P/F (m)	409,311
137,389	Leroy Seafood Group ASA	969,344
11,900	Maruha Nichiro Corp.	256,228
22,587	Salmar ASA	1,323,389
193,764	Tassal Group, Ltd.	501,145

		3,459,417

	Food-Dairy Products - 0.0%
14,100	Megmilk Snow Brand Co., Ltd.	301,621

	Food-Flour & Grain - 0.0%
36,200	Nisshin Seifun Group, Inc.	576,656

	Food-Meat Products - 0.2%
27,802	Tyson Foods, Inc.	1,791,561
863,000	WH Group, Ltd., 144A	723,671

		2,515,232

	Food-Miscellaneous/Diversified - 0.1%
21,500	NH Foods, Ltd.	946,956

	Forestry - 0.1%
13,156	Holmen AB	630,902
22,292	Interfor Corp. (m)	416,278
17,112	West Fraser Timber Co., Ltd.	1,099,395

		2,146,575

	Gas-Distribution - 1.1%
733,329	China Gas Holdings, Ltd.	2,905,965
835,369	National Grid PLC	9,871,916

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited) (continued)

Shares		Value

	Gas-Distribution - (continued)
249,600	NiSource, Inc.	$5,725,824

		18,503,705

	Machinery-Farm - 0.3%
16,816	AGCO Corp.	1,733,561
10,405	Deere & Co.	2,799,465
50,800	Kubota Corp.	1,109,860

		5,642,886

	Medical-Drugs - 0.2%
16,743	Zoetis, Inc.	2,770,967

	Paper & Related Products - 0.4%
40,628	BillerudKorsnas AB	715,008
61,876	Cascades, Inc.	707,279
23,396	Domtar Corp.	740,483
16,033	Mondi PLC	376,144
3,463	Neenah, Inc.	191,573
26,600	Nippon Paper Industries Co., Ltd.	308,045
86,900	Oji Holdings Corp.	494,730
11,321	Smurfit Kappa Group PLC	529,180
34,721	Stora Enso Oyj	664,828
35,000	Suzano SA (m)	394,459
33,729	Svenska Cellulosa AB SCA (m)	589,722
26,039	UPM-Kymmene Oyj	971,037

		6,682,488

	Pastoral & Agricultural - 0.0%
12,329	Darling Ingredients, Inc. (m)	711,137

	Pipelines - 1.6%
67,800	Cheniere Energy, Inc. (m)	4,070,034
349,600	Enbridge, Inc.	11,180,938
332,200	Kinder Morgan, Inc.	4,541,174
106,600	ONEOK, Inc.	4,091,308
126,900	Pembina Pipeline Corp.	3,000,778

		26,884,232

	Public Thoroughfares - 0.8%
191,015	Atlantia SpA (m)	3,449,341
346,441	Promotora y Operadora de Infraestructura SAB de CV	3,071,738
734,786	Transurban Group	7,743,035

		14,264,114

	Transport-Marine - 0.0%
286,669	Hidrovias do Brasil SA (m)	380,812

	Transport-Rail - 1.7%
16,500	Canadian Pacific Railway, Ltd.	5,723,344
83,800	CSX Corp.	7,604,850
89,200	East Japan Railway Co.	5,951,013
179,600	Getlink SE (m)	3,107,297
470,791	MTR Corp., Ltd.	2,632,964
1,122,705	Rumo SA (m)	4,158,647

		29,178,115

	Water - 0.7%
39,800	American Water Works Co., Inc.	6,108,106
1,289,800	Guangdong Investment, Ltd.	2,325,108

Shares		Value

	Water - (continued)
297,034	United Utilities Group PLC	$3,633,015

		12,066,229

	Total Common Stocks	270,689,492

	(Cost $252,763,827)
Real Estate Investment Trust - 1.0%

	REITS-Diversified - 1.0%
53,876	American Tower Corp., REIT	12,093,007
17,776	PotlatchDeltic Corp., REIT	889,156
15,449	Rayonier, Inc., REIT	453,892
9,300	SBA Communications Corp., REIT	2,623,809
37,044	Weyerhaeuser Co., REIT	1,242,085

		17,301,949

	Total Real Estate Investment Trust	17,301,949

	(Cost $16,876,663)

Par(n)
Corporate Debt - 4.1%

	Cable/Satellite TV - 0.2%
700,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	728,438
1,100,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	1,188,275
325,000	Cox Communications, Inc., 144A, 3.50%, 8/15/2027	367,948
1,200,000	CSC Holdings, LLC, 144A, 5.50%, 4/15/2027	1,273,200
300,000	Radiate Holdco LLC / Radiate Finance, Inc., 144A, 4.50%, 9/15/2026	310,125

		3,867,986

	Cellular Telecom - 0.1%
1,175,000	T-Mobile USA, Inc., 4.75%, 2/1/2028	1,264,464

	Electric-Distribution - 0.0%
800,000	Sempra Energy, 4.88%, 10/15/2069(o)	857,000

	Electric-Generation - 0.1%
375,000	Emera US Finance LP, 3.55%, 6/15/2026	421,749
750,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A, 4.50%, 8/15/2028	792,656

		1,214,405

	Electric-Integrated - 0.6%
625,000	AES Corp., 144A, 2.45%, 1/15/2031	633,979
500,000	American Electric Power Co., Inc., 4.30%, 12/1/2028	597,990
800,000	CMS Energy Corp., 4.75%, 6/1/2050(o)	902,621
600,000	Dominion Energy, Inc., 4.65%, 6/15/2069(o)	634,222
1,050,000	DTE Energy Co., 3.80%, 3/15/2027	1,207,148
275,000	Duke Energy Corp., 4.88%, 3/16/2069(o)	298,466

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited) (continued)

Par(n)		Value

	Electric-Integrated - (continued)
750,000	Emera, Inc., 6.75%, 6/15/2076(o)	$877,871
1,075,000	Evergy, Inc., 2.90%, 9/15/2029	1,180,565
1,075,000	FirstEnergy Corp., 4.40%, 7/15/2027	1,186,298
475,000	NextEra Energy Capital Holdings, Inc., 3L + 2.13%, 2.34%, 6/15/2067(p)	415,810
930,000	Pacific Gas and Electric Co., 2.50%, 2/1/2031	934,205
525,000	Southern Co., 3.70%, 4/30/2030	608,884
100,000	Talen Energy Supply, LLC, 144A, 6.63%, 1/15/2028	104,794

		9,582,853

	Gas-Distribution - 0.0%
575,000	NiSource, Inc., 2.95%, 9/1/2029	633,726

	Independent Power Producer - 0.1%
1,200,000	NRG Energy, Inc., 144A, 2.45%, 12/2/2027	1,264,176

	Internet Telephony - 0.0%
675,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	680,062

	Non-hazardous Waste Disposal - 0.0%
575,000	Republic Services, Inc., 3.20%, 3/15/2025	631,262

	Oil Refining & Marketing - 0.0%
245,000	Parkland Corp., 144A, 6.00%, 4/1/2026	257,709

	Pipelines - 2.1%
300,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.38%, 9/15/2024	293,250
400,000	Boardwalk Pipelines LP, 3.40%, 2/15/2031	418,248
350,000	Buckeye Partners LP, 4.13%, 12/1/2027	358,094
400,000	Cheniere Energy, Inc., 144A, 4.63%, 10/15/2028	420,500
300,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	297,562
425,000	Enable Midstream Partners LP, 4.15%, 9/15/2029	422,300
500,000	Energy Transfer Operating LP, 3L + 3.02%, 3.22%, 11/1/2066(p)	350,375
375,000	4.75%, 1/15/2026	424,585
350,000	6.75%, 5/15/2069(o)	320,688
325,000	7.13%, 5/15/2069(o)	309,562
325,000	EnLink Midstream Partners LP, 5.45%, 6/1/2047	262,525
425,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	414,109
500,000	Enterprise Products Operating, LLC, 2.80%, 1/31/2030	542,761

Par(n)		Value

	Pipelines - (continued)
10,100,000	EPIC Y-Grade Services LP, 3L + 6.00%, 7.00%, 6/30/2027(l)(p)	$8,433,500
112,000	EQM Midstream Partners LP, 4.00%, 8/1/2024	115,560
400,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/2025	389,750
55,000	8.00%, 1/15/2027	54,598
400,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	429,174
658,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	664,169
130,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	152,645
200,000	NuStar Logistics LP, 5.75%, 10/1/2025	213,300
375,000	ONEOK, Inc., 3.10%, 3/15/2030	400,109
9,250,000	Paradigm Midstream LLC, L + 5.25%, 5.40%, 9/5/2024(p)	5,983,594
334,000	Phillips 66 Partners LP, 3.75%, 3/1/2028	362,799
725,000	Plains All American Pipeline LP, 6.13%, 11/15/2069(o)	590,875
3,536,616	Seaport Financing LLC, L + 5.50%, 5.65%, 10/31/2025(l)(p)	3,289,053
212,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	218,556
700,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.38%, 2/1/2027	736,880
275,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 2.40%, 5/15/2067(p)	215,899
700,000	Western Midstream Operating LP, 5.30%, 2/1/2030	784,802
10,293,745	Woodford Express LLC, 3L + 5.00%, 6.00%, 1/27/2025(p)	7,831,790

		35,701,612

	REITS-Diversified - 0.3%
1,025,000	American Tower Corp., 3.60%, 1/15/2028	1,165,675
1,025,000	Crown Castle International Corp., 3.80%, 2/15/2028	1,182,787
	Digital Realty Trust LP,
450,000	3.70%, 8/15/2027	517,517
150,000	3.60%, 7/1/2029	172,098
650,000	Equinix, Inc., 5.38%, 5/15/2027	708,728
625,000	SBA Communications Corp., 144A, 3.88%, 2/15/2027	657,219

		4,404,024

	Rental Auto/Equipment - 0.1%
600,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	658,404
600,000	United Rentals North America, Inc., 5.50%, 5/15/2027	643,125

		1,301,529

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited) (continued)

Par(n)		Value

	Sovereign - 0.3%
440,000	Australia Government Bond (AUD), 3.00%, 9/20/2025	$512,078
132,407	Canadian Government Real Return Bond (CAD), 4.25%, 12/1/2021	109,354
101,764	4.25%, 12/1/2026	105,809
1,386,412	Denmark Government Bond (DKK), 0.10%, 11/15/2023	237,584
178,583	Deutsche Bundesrepublik Inflation Linked Bond (EUR), 0.10%, 4/15/2023	224,557
396,681	French Republic Government Bond (EUR), 1.85%, 7/25/2027	595,353
147,522	Italy Buoni Poliennali Del Tesoro, 144A (EUR), 0.10%, 5/15/2022	182,644
89,504	2.60%, 9/15/2023	120,244
243,707	2.35%, 9/15/2024	333,132
22,771,800	Japanese Government CPI Linked Bond (JPY), 0.10%, 3/10/2026	221,422
130,000	New Zealand Government Inflation Linked Bond (NZD), 2.00%, 9/20/2025	116,316
470,000	3.00%, 9/20/2030	496,379
313,659	Spain Government Inflation Linked Bond (EUR), 0.30%, 11/30/2021	389,649
440,000	Sweden Inflation Linked Bond, 144A (SEK), 3.50%, 12/1/2028	100,334
273,325	United Kingdom Gilt Inflation Linked (GBP), 1.88%, 11/22/2022	409,610
120,392	0.75%, 3/22/2034	258,070

		4,412,535

	Telephone-Integrated - 0.2%
550,000	AT&T, Inc., 3.80%, 2/15/2027	633,516
670,000	Frontier Communications Corp., 144A, 5.00%, 5/1/2028	699,731
1,125,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	1,177,009
525,000	Verizon Communications, Inc., 4.33%, 9/21/2028	632,645
700,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	702,664

		3,845,565

	Transport-Rail - 0.0%
575,000	Union Pacific Corp., 2.75%, 3/1/2026	629,645

	Total Corporate Debt	70,548,553

	(Cost $75,603,482)

Municipal Bonds - 1.3%
Arizona - 0.0%
1,000,000	Arizona Department of Transportation State Highway Fund Revenue, 5.00%, 7/1/2033	1,145,150

California - 0.4%
1,000,000	City of Long Beach Harbor Revenue, 5.00%, 5/15/2036	1,277,820
1,000,000	City of Los Angeles Department of Airports, 5.00%, 5/15/2036	1,319,680

Par(n)		Value
1,000,000	El Dorado Irrigation District, 5.00%, 3/1/2036	$1,243,740
1,000,000	Los Angeles Department of Water, 5.00%, 7/1/2038	1,203,480
1,000,000	San Francisco City & County Airport Commission-San Francisco International Airport, 5.00%, 5/1/2022	1,060,050
1,000,000	Silicon Valley Clean Water, 5.00%, 2/1/2044	1,122,950

		7,227,720

Colorado - 0.1%
1,000,000	City of Aurora Water Revenue, 5.00%, 8/1/2031	1,234,400

District of Columbia - 0.1%
1,000,000	Washington Metropolitan Area Transit Authority, 5.00%, 7/1/2035	1,239,470

Florida - 0.1%
1,000,000	City of Tallahassee Energy System Revenue, 5.00%, 10/1/2032	1,204,050
1,000,000	County of Miami-Dade Aviation Revenue, 5.00%, 10/1/2041	1,185,240

		2,389,290

Hawaii - 0.1%
800,000	State of Hawaii Harbor System Revenue, 4.00%, 7/1/2037	975,064
1,000,000	State of Hawaii State Highway Fund, 5.00%, 1/1/2030	1,320,470

		2,295,534

Maryland - 0.1%
1,040,000	Washington Suburban Sanitary Commission, 5.00%, 6/1/2036	1,267,531

New York - 0.1%
1,000,000	Metropolitan Transportation Authority, 5.00%, 11/15/2021	1,025,460
1,000,000	New York City Water & Sewer System, 5.00%, 6/15/2044	1,290,260

		2,315,720

Oregon - 0.1%
1,000,000	City of Portland Sewer System Revenue, 5.00%, 3/1/2031	1,351,030

Tennessee - 0.1%
1,000,000	Metropolitan Nashville Airport Authority, 5.00%, 7/1/2049	1,263,460

West Virginia - 0.1%
1,000,000	West Virginia Parkways Authority, 5.00%, 6/1/2043	1,252,360

	Total Municipal Bonds	22,981,665

	(Cost $22,106,521)

Private Debt - 2.9%
50,000,000	Blackstone CQP Common Holdco LP - 3L +5.0% - 5.25% at 12/31/2020 - 9/30/2024 (a)(l)(p)	49,850,000

	(Cost $51,013,057)

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited) (continued)

Par(n)		Value

U.S. Treasury Obligations - 0.4%
	U.S. Treasury Inflation Indexed Bonds,
2,225,917	1.13%, 1/15/2021	$2,226,446
1,021,745	0.13%, 4/15/2021	1,025,305
665,573	0.13%, 1/15/2023	691,523
636,821	2.38%, 1/15/2025	744,393
1,281,930	2.50%, 1/15/2029	1,685,078

		6,372,745

	Total U.S. Treasury Obligations	6,372,745

	(Cost $6,073,856)

Shares

Short-Term Investments - 4.6%
80,090,893	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.01%	80,090,893

(Cost $80,090,893)

Total Investments - 100.3%	1,730,321,380

(Cost $1,636,456,286)
Liabilities in excess of Other Assets - (0.3)%	(4,454,200)

Net Assets - 100.0%	$1,725,867,180

(a)	Restricted Securities.

(b)	Partnership is not designated in units. The Fund owns approximately 1.2% of this fund.

(c)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(d)	Affiliated issuer.

(e)	The Fund owns more than 5% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(f)	Partnership is not designated in units. The Fund owns approximately 17.7% of this fund.

(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.

(i)	Partnership is not designated in units. The Fund owns approximately 4.1% of this Fund.

(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.

(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.

(l)	Security value was determined by using significant unobservable inputs.

(m)	Non-income producing security.

(n)	Par values are designated in the local currency.

(o)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will become variable at a future date.

(p)	Variable rate security.

Portfolio Abbreviations:

H15T5Y - U.S. Treasury Yield Curve T-Note Constant Maturity 5 Year

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

L – 30 Day London Inter-bank Offered Rate

3L – 3 Month London Inter-bank Offered Rate

Currencies:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP – United Kingdom Pound Sterling

JPY – Japanese Yen

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Industry	% of Net Assets

Diversified	70.3%
Electric-Integrated	5.1%
Short-Term Investments	4.6%
Pipelines	3.7%
Private Debt	2.9%
Transport-Rail	1.7%
Municipal Bonds	1.3%
Airport Development/Maintenance	1.3%
REITS-Diversified	1.3%
U.S. Treasury Obligations	0.4%
All Other Industries	7.7%
Other Assets net of Liabilities	(0.3)%

Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – December 31, 2020 (Unaudited) (continued)

Forward foreign currency contracts as of December 31, 2020 were as follows:

Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	343,469	AUD	470,119	HSBC Bank USA	1/20/21	$—	$19,051
USD	126,958	AUD	173,780	JP Morgan	1/20/21	—	7,049
USD	172,449	CAD	227,515	HSBC Bank USA	1/20/21	—	6,303
USD	228,046	DKK	1,427,834	HSBC Bank USA	1/20/21	—	6,430
EUR	224,115	USD	262,441	HSBC Bank USA	3/4/21	11,746	—
USD	1,997,887	EUR	1,688,432	HSBC Bank USA	1/20/21	—	65,776
USD	42,849	GBP	32,962	JP Morgan	1/20/21	—	2,234
USD	587,307	GBP	451,662	HSBC Bank USA	1/20/21	—	30,436
JPY	10,469,345	USD	99,920	JP Morgan	1/20/21	1,498	—
USD	98,921	JPY	10,364,681	JP Morgan	1/20/21	—	1,483
USD	46,414	JPY	4,881,348	JP Morgan	1/20/21	—	872
USD	170,000	JPY	17,812,957	JP Morgan	1/20/21	—	2,556
USD	417,804	NZD	622,809	HSBC Bank USA	1/20/21	—	30,367
USD	129,179	NZD	192,517	JP Morgan	1/20/21	—	9,356
USD	85,726	SEK	757,093	HSBC Bank USA	1/20/21	—	6,315

Total						$13,244	$188,228

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited)

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCRIEF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited) (continued)

and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The December 31, 2020 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its December 31, 2020 NAV calculation.

Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At December 31, 2020, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $16,800,000 and almond properties in Placer and Sutter counties in California fair valued at approximately $20,400,000. At December 31, 2020, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $40,600,000 and a hazelnut property in Benton County, Oregon fair valued at approximately $19,000,000.

Private Debt Investments - The Fund’s Board has approved procedures pursuant to which the Adviser and the Board will use their best efforts to ensure that the value of each private debt instrument is adjusted based on the Adviser’s estimate of what actual fair value would be under current market conditions. The Adviser will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Funds will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Adviser’s Valuation Committee will fair value the investment. In its fair valuation assessment process, the Adviser’s Valuation Committee may consider any information it deems appropriate including as received directly from the borrower, an Investment Manager that the Fund has a relationship with who is also an investor in the private debt investment, or other external valuation consultants. Any such fair valuation determinations will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 –	unadjusted quoted prices in active markets for identical securities

•	Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Total Market Value at 12/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Private Investment Funds (Sub-REIT)*	$100,742,819	$—	$—	$100,742,819
Common Stocks*	270,689,492	171,721,610	98,967,882	—
Real Estate Investment Trust*	17,301,949	17,301,949	—	—
Corporate Debt*	70,548,553	—	58,826,000	11,722,553
Municipal Bonds*	22,981,665	—	22,981,665	—
Private Debt*	49,850,000	—	—	49,850,000
U.S. Treasury Obligations*	6,372,745	—	6,372,745	—
Short-Term Investments*	80,090,893	80,090,893	—	—
Other financial instruments: (Forward foreign currency exchange contracts)*	(174,984)	—	(174,984)	—

Subtotal	$618,403,132	$269,114,452	$186,973,308	$162,315,372

Private Investment Funds*	$1,111,743,264

Total	$1,730,146,396

* See Portfolio of Investments for industry breakout.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Funds’ investments that are categorized in Level 3 of the fair value hierarchy at December 31, 2020:

Category	Total Fair Value at 12/31/2020	Valuation Technique	Unobservable Input	Input Range

Corporate Debt	$11,722,553	Single Broker Quote	Quoted Price	$90
Private Investment Funds	38,643,744	Appraised Value	Cap Rates	3.69% - 4.08%
Private Investment Funds	62,099,075	Appraised Value	Discount Rate	9.0% - 9.5%
Private Debt	49,850,000	Discounted Cash Flow	Discount Rate	8.20%

Balance as of 12/31/2020	$162,315,372

Foreign Currency - Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).

At December 31, 2020, the primary risk exposure was foreign currency exchange contracts, in the amount of $(174,984).

Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations May Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited) (continued)

asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

Restricted securities - Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of December 31, 2020, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/ Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)	% of Net Assets	Redemption Notice(c)

AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,005	$26,648	$—	1.6%	(d	)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	23,901	21,714	—	1.3%	(e	)
Blackstone CQP Common Holdco LP	9/27/2018	50,000	51,013	49,850	—	2.9%	(f	)
Blackstone Infrastructure Partners LP	3/31/2019	11,381	11,092	11,100	38,651	0.6%	(g	)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	136,065	140,000	161,365	—	9.3%	(h	)
Ceres Farmland Holdings LP	11/6/2017	—	110,000	124,197	—	7.2%	(i	)
Global Diversified Infrastructure Fund	9/18/2017	24,112,380	40,000	42,071	—	2.5%	(j	)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,114	50,000	51,353	—	3.0%	(k	)

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)	% of Net Assets	Redemption Notice(c)
Harrison Street Social Infrastructure Fund LP	7/2/2018	146,377	150,000	164,408	—	9.5%	(l	)
IFC Core Farmland Fund LP(m)	10/25/2019	68,494	69,172	69,872	80,828	4.0%	(n	)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	50,000	55,530	—	3.2%	(o	)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,133	—	0.8%	(p	)
IIF Hedged LP	9/18/2017	57,034,452	53,088	55,339	—	3.2%	(q	)
Jamestown Timberland Fund(m)	7/2/2018	80,774	85,022	93,036	—	5.4%	(r	)
Nuveen - Global Farmland Fund	7/28/2020	13,969	13,712	13,686	73,715	0.8%	(s	)
RMS Evergreen Forestland Fund LP	9/18/2017	—	80,000	78,206	—	4.5%	(t	)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	23,837	47,418	47,781	—	2.8%	(u	)
US Core Farmland Fund LP(m)	9/18/2017	67,076	75,000	81,304	—	4.7%	(v	)
Versus Capital Real Assets Sub-REIT LLC	9/29/2017	—	36,852	38,644	—	2.3%	(w	)
Versus Capital Real Assets Sub-REIT II LLC	7/25/2019	—	56,650	62,099	—	3.6%	(w	)

Total			$1,182,941	$1,262,336	$193,194	73.2%

(a)

The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets.

The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(d)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(e)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(f)	Private debt investment.
(g)

Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

(h)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(i)

Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.

(j)

Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.

(k)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(l)

Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.

(m)	The Fund owns a non-voting majority interest in this private investment fund.
(n)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(o)	Initiating the redemption process requires a written notification 45 days prior to quarter end.
(p)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(q)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(r)

Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(s)

Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.

(t)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(u)

The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter. The Fund submitted a partial redemption request prior to December 31, 2020, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(v)	Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Portfolio of Investments

For the Period Ended December 31, 2020 (Unaudited) (continued)

quarter after the quarter in which the investor delivers the redemption notice.
(w)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.